Securities and Exchange Commission

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

November 10, 2006

Minera Andes Inc.

(Exact name of Registrant as specified in its charter)

Alberta, Canada

(State or other jurisdiction of incorporation)

000-22731	None
(Commission File Number)	(IRS Employer Identification No.)

111 E. Magnesium Road, Suite A Spokane, Washington	99208
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (509) 921-7322

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Election of Directors.

Effective November 10, 2006, Allan J. Martar was appointed by our board of directors to serve as a new member of the board. It is anticipated that Mr. Martar will be asked to serve on the audit committee of the board and on other committees that may be established by the board of directors.

Item 8.01	Other Events.

On November 10, 2006, we issued a news release announcing the appointment of Allan J. Martar to our board of directors. A copy of the news release is attached hereto as Exhibit 99.1.

See the “Forward-Looking Statements” notice in the attached news release, which also applies to forward-looking statements in this report on Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

The following exhibits are filed with the Form 8-K:

Exhibit No.	Description
99.1	News Release dated November 10, 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MINERA ANDES INC.

By:	/s/ Allen V. Ambrose
Allen V. Ambrose, President

Dated: November 16, 2006

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